Exhibit 10.17

                      EXPLORATION AGREEMENT



THIS EXPLORATION AGREEMENT ("Agreement"), is made and entered into this 14th day of November, 2000, by and between McMoRan Oil & Gas LLC, a Delaware limited liability company
(hereinafter sometimes referred to as "McMoRan"), whose address is 1615 Poydras Street, New Orleans, Louisiana 70112 and Samedan Oil Corporation, a Delaware corporation (hereinafter referred to as "Samedan"), whose address is 350 Glenborough, Suite 240, Houston, Texas 77067. McMoRan and Samedan are sometimes hereinafter referred to individually as "Party" and/or collectively as "Parties".

                            RECITALS

A. Samedan intends to acquire an interest in certain specific leasehold rights or other interests that McMoRan holds in properties located in the Gulf of Mexico, Offshore Louisiana and Texas.

B. Samedan has committed financial resources to assist McMoRan's exploration and development operations in connection with these leasehold rights and other interests and, in particular, in connection with certain test wells located thereon.

C. McMoRan is willing to convey to Samedan an interest in these leasehold rights and interests subject to the terms of this Agreement and to any burdens, encumbrances, or other contracts or agreements that affect these leasehold rights and interests.

NOW THEREFORE, for and in consideration of the mutual advantages and benefits accruing to the Parties hereto, the sufficiency of which is hereby acknowledged, the Parties agree that the following shall constitute the agreement between McMoRan and Samedan concerning (i) Samedan's acquisition of an interest in these leasehold rights and other interests (the "Subject Leases," as defined below), (ii) the exploration costs that Samedan shall bear in connection with this acquisition, particularly with respect to the test wells contemplated herein and (iii) and Samedan's rights and obligations with respect to the exploration and development of certain other prospects, including the Crete Prospect, the Marguarita Prospect, and other Option Properties, all as described further below.

                            ARTICLE 1
                         Subject Leases

1.1 McMoRan shall, subject to the terms of this Agreement, assign Samedan a twenty-five percent (25.0%) of 8/8ths working interest in those leases listed in Exhibit A hereto (the "Subject Leases"), within thirty (30) days from the execution of this Agreement (the "Subject Leases Assignment"). The Subject Leases Assignment is subject to any and all burdens, encumbrances, contracts, and other agreements that affect the Subject Interests (the "Subject Interests Existing Burdens"). The Subject Interests Existing Burdens include, but are not limited to, those burdens, encumbrances, contracts, and other agreements that are described on Exhibit B. The Subject Interests Existing Burdens also specifically include but are not limited to, that certain overriding royalty interest in favor of CLK Company L.L.C., et al which shall not be greater than 3.00000% and, in the case of those Subject Leases acquired from Shell Offshore Inc., that certain overriding royalty interest in favor of Shell Offshore Inc. which shall not be greater than 8.33333%.

1.2  (a)   As  consideration for the Subject  Leases  Assignment,
     Samedan irrevocably commits (i) to participate in the drilling and evaluation of the initial test wells on the Subject Leases (the "Subject Wells") by paying the costs of drilling and evaluating each Subject Well *******************************
     ********* in the Subject Leases and (ii) to pay certain additional costs associated with the Subject Leases and the Subject Wells, in an amount of $************ (the "Subject Well Payment"). The Parties acknowledge that the Subject Well Payment is based on reimbursement of a portion of McMoRan's allocated/sunk costs and a promote fee on the drilling of the Subject Wells to casing
     point.   While  the Subject Well Payment shall  be  paid  in
     accordance with 1.2 (b), hereinbelow, the Parties further acknowledge that the Subject Well Payment has been allocated to insure that Samedan bears the cost of drilling the Subject Wells on the Lombardi, Intruder, Thunderbolt and Hornung prospects, as well as the test well on the Prowler prospect, to casing point on a promoted basis of not less than a ****************************. With respect to any particular Subject Lease and Subject Well, the Subject Well Payment *****************************************
     ********************* the costs of drilling and evaluation, as well as to the costs of conducting any other similar operations in the wellbore prior to the release of the rig used to conduct the initial drilling of such Subject Well (the "Subject Well Costs").

     (b)  The Parties further agree as follows:

          (i) Samedan shall pay the Subject Well Payments for each of the Subject Wells, all as provided on Exhibit A
          *******************************************************
          ********************************************************
          ********************************************************
          *****************************************************.

          (ii) As to the Subject Well on the Snapshot (VR 144/145) Prospect (the OCS-G 3125 #3 Well, hereinafter the "VR 144 Well"), Samedan shall reimburse McMoRan for
          *******************************************************
          *******************************************which  costs
          shall be recouped through Samedan's payment of McMoRan's share of the cost of drilling and evaluating the VR 144 Well prior to application of the Subject Well Payment to the Subject Well Costs for the VR 144 Well.

          (iii) In the event that the allocable Subject Well Payment is not fully expended on Subject Well Costs for the Subject Wells, then, unless the Parties mutually agree otherwise, within ***** ***** from the date that the last Subject Well is drilled,
          ********************************************************.

          (iv) Anything to the contrary herein notwithstanding, with respect to the Subject Well at Mound Point (also referred to as State Lease 340), the difference between Samedan's working interest share in the Subject Well, i.e.**************** shall constitute a portion of the Subject Well Payment. Samedan's participation and cost bearing share in any

          Mound Point wells
          after the initial test well, i.e. any Mound Point wells after the Subject Well, shall not be considered as part of the Subject Well Payment, but shall be subject to all existing agreements and burdens as herein provided.

                            ARTICLE 2
                         Crete Prospect

2.1 In the event that McMoRan proposes a test well for the property described on Exhibit C (the "Crete Prospect"), then Samedan shall have the right to participate in such test well (the "Crete Well"). McMoRan shall issue Samedan a written proposal for the Crete Well (the "Crete Election Proposal"). Samedan shall advise McMoRan, in writing, of its election to participate in the Crete Well within two business days from the day it receives the Crete Election Proposal. Within 30 days from the date that it receives Samedan's written election to participate in the Crete Well, McMoRan shall assign Samedan a twenty-five percent (25%) of 8/8ths working interest in the Crete Prospect, unless the Parties agree to some other percentage (the "Crete Assignment"). The Crete Assignment shall be subject to any and all burdens, encumbrances, contracts, and other agreements that affect the Crete Prospect (the "Crete Existing Burdens"). The Crete Existing Burdens include, but are not limited to, those burdens, encumbrances, contracts, and other agreements that are described on Exhibit B. The Crete Existing Burdens also specifically include, but are not limited to, that certain overriding royalty interest in favor of CLK Company L.L.C., et al which shall not be greater than 3.00000% and, in the case of those Crete Prospect leases acquired from Shell Offshore Inc., that certain overriding royalty interest in favor of Shell Offshore Inc. which shall not be greater than 8.33333%. If Samedan declines to participate in the Crete Well or fails to issue a timely response to the Crete Election Proposal, then Samedan shall no longer have any rights with respect to the Crete Prospect.

2.2 As consideration for the Crete Assignment, Samedan agrees to participate in the Crete Well ********************************
     *** all costs, risks and expenses associated with the drilling and evaluation of such Crete Well. In addition, Samedan shall reimburse McMoRan for Samedan's proportionate share of the total of the allocated/sunk leasehold and seismic costs that McMoRan has expended on the Crete Prospect (the "Sunk Costs/Crete"). Samedan shall reimburse the Sunk Costs/Crete ****************** ***************************************** (a) ***************
     *************** relating to the Crete Prospect and (b) the costs of ************************************* in the wellbore prior the release of the rig used to conduct the initial drilling on the Crete Well, all up to the amount of the Sunk Costs/Crete. In the event that the Sunk Costs/Crete are not fully expended on such costs associated with the Crete Well, then,unless the Parties mutually agree otherwise, within **************** from the date that the Crete Well is drilled, ************************.

                            ARTICLE 3
                           Marguarita

3.1 In the event that McMoRan proposes a test well for the property described in Exhibit D (the "Marguarita Prospect"), then Samedan shall have the right to participate in such test well (the "Marguarita Well"). McMoRan shall issue Samedan a written proposal for the Marguarita Well (the "Marguarita Election Proposal"). Samedan shall advise McMoRan, in writing, of its election to participate in the Marguarita Well within 10 days from the day it receives the Marguarita Election Proposal (or within two business days if there is a rig on location or if a lease covering the Marguarita Prospect is scheduled to expire in less than three weeks). Within 30 days from the date that it receives Samedan's written election to participate in the Marguarita Well, McMoRan shall assign Samedan a twenty-five percent (25%) of 8/8ths working interest in Marguarita Prospect, unless the Parties agree to some other percentage (the "Marguarita Assignment"). The Marguarita Assignment shall be subject to any and all burdens, encumbrances, contracts, and other agreements that affect the Marguarita Prospect (the "Marguarita Existing Burdens"). The Marguarita Existing Burdens include, but are not limited to, those burdens, encumbrances, contracts, and other agreements that are described on Exhibit B. The Marguarita Existing Burdens also specifically include, but are not limited to, that certain overriding royalty interest in favor of CLK Company L.L.C., et al which shall not be greater than 3.00000% and, that certain overriding royalty interest in favor of Shell Offshore Inc. which shall not be greater than 8.33333%. If Samedan declines to participate in the Marguarita
     Well or fails to issue a timely response to the Marguarita Election Proposal, then Samedan shall no longer have any rights with respect to the Marguarita Prospect.

3.2 As consideration for the Marguarita Assignment, Samedan agrees to participate in the Marguarita Well, ***************** ******************************************** as may be provided for in the Marguarita Assignment of all costs, risks and expenses associated with the drilling and evaluation of such Marguarita Well. In addition, Samedan shall reimburse McMoRan for Samedan's proportionate share of the total of the allocated/sunk leasehold and seismic costs that McMoRan has expended on the Marguarita Prospect (the "Sunk Costs/Marguarita"). Samedan shall reimburse the Sunk Costs/Marguarita *************************************
     ********************** (a) ************************** relating to the Marguarita prospect and (b)the costs of******************** ********************** in the wellbore prior to the release of the rig used to conduct the initial drilling on the Marguarita Well, all up to the amount of the Sunk Costs/Marguarita. In the event that the Sunk Costs/Marguarita are not fully expended on such costs associated with the Marguarita Well, then, unless the Parties mutually agree otherwise, within **************** from the date that the Marguarita Well is drilled, ****************
     **********************.

3.3 As further consideration for the right to participate in the Marguarita Well, Samedan hereby agrees to waive any preferential right, AMI right or consent to assign (or any such similar right) it may have with regard to McMoRan's acquisition of interest in OCS-G 15437.

                            ARTICLE 4
                        Option Properties

4.1 Samedan shall have the right to participate in the initial exploratory wells ("Option Wells") that McMoRan proposes on certain of those properties and prospects that are covered by the Shell/McMoRan Asset Purchase Agreement (dated effective December 1, 1999) and the Texaco/McMoRan Exploration Agreement (dated
     effective  January  1,  2000)  (collectively,  the   "Option
     Prospects"). The Option Prospects are described further on Exhibit E. The Parties recognize that McMoRan may not be the operator of certain of the Option Prospects and, further, that there may be parties other than McMoRan having the right to propose an Option Well on certain Option Prospects. In those situations where McMoRan proposes an Option Well, then McMoRan shall issue a written proposal to participate in the Option Well (the "Option Well Proposal") to Samedan. Similarly, in the event that a working interest owner of any Option Prospect (other than McMoRan) proposes an Option Well in which McMoRan elects to participate, then McMoRan shall issue Samedan an Option Well Proposal. In either case, Samedan shall advise McMoRan, in writing, of its election to participate in the Option Well within 10 days from the date it receives the Option Well Proposal (or within two business days if there is a rig on location or if a lease covering the Option Prospect is scheduled to expire in less than fifteen business days from the date Samedan receives the Option Well Proposal). Within 30 days from the date it receives Samedan's written election to participate in the Option Well, McMoRan shall assign Samedan a twenty-five percent (25%) of 8/8ths working interest in the Option Prospect (subject to reduction for any back-in rights pursuant to the aforementioned Texaco/McMoRan Exploration Agreement or other back-in rights pursuant to any farmin or other similar type agreements); provided, however, that in no event shall McMoRan be required to assign Samedan an interest that exceeds 25/65ths of the interest that McMoRan acquires in the Option Prospect prior to any such reversions (the "Option Assignment"). (Except, however, in the event McMoRan has not, as of the time McMoRan receives Samedan's election, received an assignment of all of the interest in the Option Prospect to which it is entitled, McMoRan shall make the Option Assignment to Samedan within 30 days from the date that McMoRan receives its assignment(s).) Any Option Assignment shall be subject to any and all burdens, encumbrances, contracts, and other agreements that affect the particular Option Prospect (the "Option Prospect Existing Burdens"). At the time McMoRan makes an Option Well Proposal, it shall provide Samedan with a list, similar in form to Exhibit B, of the burdens, encumbrances, contracts, and other agreements that it believes affect the particular Option Prospect. The Option Prospect Existing Burdens include, but are not limited to, those burdens, encumbrances, contracts, and other agreements that are to be described on such list. The Option Prospect Existing

     Burdens also specifically include, but are not limited to, that certain overriding royalty interest in favor of CLK Company L.L.C., et al which shall not be greater than 3.00000% and, in the case of those Option Prospect leases acquired from Shell Offshore Inc., that certain overriding royalty interest in favor of Shell Offshore Inc. which shall not be greater than 8.33333%. If Samedan declines to participate in an Option Well or fails to issue a timely response to an Option Well Proposal, then Samedan shall no longer have any rights with respect to that particular Option Prospect.

4.2 As consideration for an Option Assignment, Samedan agrees to participate in the Option Well *****************************
     *************** costs, risks, and expenses associated with the acquisition and evaluation of the Option Prospect and with the drilling, operating, and plugging and abandoning of such Option Well, taking into account any adjustments in the cost bearing interest of McMoRan relative to any applicable farmins, assignment or other similar type agreements. In addition, Samedan shall reimburse McMoRan for Samedan's proportionate share of the total of the allocated/sunk leasehold and seismic costs that McMoRan has expended on the Option Prospect (the "Sunk Costs/Option Prospect"). Samedan shall reimburse the Sunk Costs/Option Prospect *************************************
     ************************* (a) ************************ relating to the Option prospect and (b) the costs of ******************** **********************in the wellbore prior to the release of the rig used to conduct the initial drilling on the Option Well, all up to the amount of the Sunk Costs/Option Prospect. In the event that the Sunk Costs/Option Prospect for any individual Option Prospect are not fully expended on such costs associated with the Option Well for that Option Prospect, then, unless the Parties mutually agree otherwise, within ***************** from the date that such Option Well is drilled, *****************************
     ************************.

                            ARTICLE 5
                       General Provisions

5.1  Any   assignments   that   McMoRan   makes   hereunder   are
     specifically subject to the terms of this Agreement and to any and all Subject Interests Existing Burdens,

     Crete Existing Burdens, Marguarita Existing Burdens and Option Prospect Existing Burdens (collectively the "Existing Burdens"), as applicable. In this connection, Samedan agrees to honor and perform, as to the interest assigned, all of the conditions, obligations, and covenants included in the Existing Burdens affecting the properties and prospects that McMoRan assigns hereunder. Samedan acknowledges that a) the Subject Interests, the Crete Prospect, the Marguarita Prospect, and the Option Prospects may be subject to certain preferential rights and consents in favor of third parties and b) McMoRan's ability to assign the interests described herein may be subject to the exercise of these preferential rights and consents. In the event that a third party exercises such a preferential right or fails to give a required consent, McMoRan shall have no further obligation to Samedan with respect to such interest.

5.2 Any assignment made pursuant hereto shall be made and accepted without warranty of title, either express or implied, except against every person whomsoever lawfully claiming or to claim the Interests or a part thereof, by, through or under the assignor only, but is made with full substitution and subrogation of all rights and actions of warranty the assignor may have against all others as to the Interests assigned. To the extent the interests conveyed thereby constitute personal property or fixtures, MCMORAN EXPRESSLY DISCLAIMS AND NEGATES (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS. Samedan agrees to expressly assume all of McMoRan's obligations as to the interests assigned, including but not limited to the obligation to plug and abandon any well or wells or platforms or facilities relative to the assigned interests and the lands covered thereby in accordance with applicable governmental regulations.

5.3  (a)  The Parties agree that the Blocks shown on Exhibits  A,
     C, and D shall constitute an Area of Mutual Interest (an "AMI") with respect to the Subject Leases, the Crete Prospect, and the Marguarita Prospect, respectively. The Parties further agree that, with respect to the Option Prospects, McMoRan will present Samedan with an AMI and a proposed prospect within the AMI (the
     "Proposed Prospect") prior to proposing an Option Well.   If
     Samedan agrees with the AMI and the

     Proposed Prospect,  then
     McMoRan will present Samedan with the Option Well Proposal and all data related to that proposal. If Samedan fails to agree with the AMI and the Proposed Prospect within two business days of Samedan's receipt of such Option Prospect AMI and Proposed Prospect, then Samedan shall forfeit all rights in such Option Prospect.

     (b) As to any AMI described above (other than an AMI to which Samedan has forfeited its rights and interests), the Parties agree that if, during the term of this Agreement, either McMoRan or Samedan (the "Acquiring Party"), acting solely or jointly with any other party, acquires any interest or acquires the right to acquire any interest, other than from the other Party (the "Non-Acquiring Party"), within the AMI, the Acquiring Party shall within fifteen
     (15) days after such acquisition give written notice of such acquisition to Non-Acquiring Party giving full details of the obligations and payments required in connection therewith. The Non-Acquiring Party shall have thirty (30) days from receipt of such written notice, or thirty (30) days from ascertaining the circumstances of such acquisition if notice is not provided by Acquiring Party, to elect, by notice in writing to Acquiring Party, to participate in such acquisition, ***********************************************
     ******************************************** in the property or prospect. If Non-Acquiring Party elects to so participate, it shall reimburse Acquiring Party ********
     ************************************************************
     ************************************************************
     ********************************, including but not  limited to any overriding royalty interest in favor of CLK Company, L.L.C., et al or Texaco Exploration and Production Inc. Simultaneously with such payment and/or assumption of such obligations, the Acquiring Party shall provide Non-Acquiring Party an assignment of the Non-Acquiring Party's share in such acquisition.

     (c) In the event Samedan elects not to participate in the Crete Well, the Marguarita Well or an Option Well, the terms and conditions of Section 5.3 (b) hereof shall be changed, as to the affected Prospect for such non-participation well, so that only McMoRan shall be entitled to participate in an acquisition on the basis provided for therein in the event Samedan acting solely or jointly with any other party, acquires any interest or acquires the right to acquire any interest, other than from McMoRan within the AMI.

     (d) The Parties further agree that, with respect to the Subject Well at Mound Point, the AMI shall include the Tiger Shoal and the Lighthouse Point Fields, as shown on Exhibit F.

     (e) The provisions of this Section 5.3 shall terminate 12 months after the termination of this Agreement.

5.4 If any Subject Well, Crete Well, Marguarita Well or Option Well, or any Substitute Well(s) therefor, prior to reaching its contract depth, encounters impenetrable substances, e.g, heaving shale, domal material, salt, excessive salt water flow, or any other formation or condition or develops mechanical difficulties which under ordinary engineering and drilling practices would
     render   further  drilling  unwarranted,  impracticable   or
     unreasonably hazardous; then, in such event, McMoRan shall have the continuing option (but not the obligation), at its election, to commence operations for the drilling of a substitute well or wells (a "Substitute Well(s)"). If McMoRan elects to drill a Substitute Well hereunder, such Substitute Well may be drilled to a bottomhole location of McMoRan's choice on the Subject Leases, the Crete Prospect, Marguarita Prospect or Option Prospect, as the case may be, and such Substitute Well shall be commenced within one hundred twenty (120) days from the date operations on the well for which it is being substituted (the "Initial Well") were completed or abandoned, and operations on such Substitute Well shall thereafter be conducted in accordance with the provisions hereof with respect to the drilling of the Initial Well, it being understood that all provisions of this Agreement relating to the Initial Well, unless clearly inappropriate, shall be applicable to any Substitute Well and that any Substitute Well shall be considered for all purposes as though it were the well for which it is a substitute. In a like manner and for a like cause, any number of Substitute Wells may be drilled. Should Samedan decline to participate in a Substitute Well, Samedan shall forfeit any and all rights and interests with respect to the affected prospect. In the event that McMoRan has already assigned Samedan an interest in the prospect on which the affected well is located, Samedan shall reassign that interest to McMoRan within ten (10) days from the date that it communicates its decision not to participate in the Substitute Well free and clear of any burdens Samedan may have created thereon.

5.5        In  no event shall McMoRan or Samedan be liable to the
     other  for  special,  incidental,  indirect,  punitive,   or
     consequential damages.

5.6 Samedan agrees that any data or information disclosed by McMoRan relating to the Subject Interests, the Crete Prospect, the Marguarita Prospect or the Option Properties, which includes, but is not necessarily limited to, geological and geophysical data, maps, models and interpretations and commercial, contractual and financial information (hereinafter referred to as "Confidential Information"), shall be kept strictly confidential and shall not be sold, traded, published or otherwise disclosed to anyone in any manner whatsoever, including by means of photocopy or reproduction, without McMoRan's prior written consent, except as provided for in parts (i) and (ii) of this Section.

      (i) Samedan may disclose the Confidential Information without McMoRan's prior written consent only to the extent such information is: (a) already known to Samedan, (b) already in possession of the public, (c) required to be disclosed under applicable law or by a governmental or stock exchange order, decree, regulation or rule, (d) acquired independently from a third party that represents that it has the right to disseminate such information, or (e) which Samedan develops or derives without the aid, application or use of the Confidential Information.

     (ii) Samedan shall be entitled to disclose the Confidential Information without McMoRan's prior consent to such of the following persons who have a clear need to know in order to evaluate the affected area: (a) employees, officers and directors of Samedan, or its affiliates and (b) any professional consultant retained by Samedan for the purpose of evaluating the Confidential Information. Prior to making any such disclosures to persons under this subparagraph (ii), however, Samedan shall obtain an undertaking of confidentiality from such person whereby such person agrees to observe and be bound by the terms and conditions of this Agreement.

     (iii) Certain of the Confidential Information is licensed from third parties (hereinafter referred to as "Speculative Data"), and may impose various restrictions and limitations on McMoRan's ability to use, disclose and/or display such
          Speculative Data and which Speculative Data shall be so identified upon disclosure of same to Samedan, its employees and representatives. Anything to the contrary notwithstanding, in the event any Confidential Information disclosed is Speculative Data, Samedan agrees that it shall not remove from McMoRan's offices, copy or reveal to any other party whomsoever, any such Speculative Data, and Samedan agrees that Speculative Data shall remain confidential until it receives a license to use the Speculative Data.

5.7 This Agreement is not intended and shall not be construed to create a partnership within the meaning of the federal common law nor under the applicable laws of any state nor under the laws of the state which any party hereto is incorporated, organized or conducting business. The parties expressly agree that no party hereto shall be responsible for the obligations of any other party, each party being severally responsible only for its obligations arising hereunder and liable only for its allocated share of the costs and expenses incurred hereunder. It is not the purpose or intention of this Agreement to create, and this Agreement should never be construed as creating, a relationship whereby any of the parties shall be held liable for acts, either of omission or commission, of any other party hereto. Notwithstanding the foregoing, each party hereto agrees that this Agreement is subject to a partnership for federal and state income tax purposes pursuant to the provisions of Exhibit "G" attached hereto.

5.8 The form of Operating Agreement attached as Exhibit G shall apply to those properties and prospects in which Samedan has elected to participate except for (i) Vermilion Block 144, where the Parties have adopted another form of operating agreement and
    (ii) any property or prospect where another form of operating agreement already applies.

5.9 This Agreement supersedes and replaces all prior agreements and verbal conversations between the Parties with respect to the subject matter hereof, except with respect to any existing confidentiality agreement affecting properties or property subject to this Agreement, which shall remain in effect.

5.10. This Agreement shall be binding upon the Parties' successors and assigns. However, Samedan may not assign its rights and obligations hereunder without

     McMoRan's prior written
     approval, which approval shall not be unreasonably withheld.

5.11. This Agreement shall be governed by and interpreted under Louisiana law, excluding, however, any provisions of Louisiana law which might direct or refer such determinations to the laws of any other jurisdiction.

5.12. McMoRan shall have the right to sell, trade, farm-out or otherwise convey any of the properties or prospects covered hereunder except as to the interests committed hereunder to Samedan in the Subject Leases. McMoRan shall not be liable to Samedan for the loss of rights to any of the properties or prospects covered hereunder.

5.13. The termination of this Agreement shall not relieve Samedan of any expense, liability or other obligation that has accrued hereunder or pursuant to the Subject Interests Assignment, the Crete Assignment, the Marguarita Assignment, or any Option Assignment that may be made hereunder.

5.14. This Agreement shall be effective as of August 22, 2000 and shall terminate on December 31, 2003, unless the Parties
     agree   otherwise.   However,  anything  to   the   contrary
     notwithstanding, the provisions of Section 5.3, hereof, shall survive the termination of this Agreement.

IN WITNESS WHEREOF, this Agreement is executed by the Parties hereto on the date first hereinabove written, but effective as of the Effective Date.


WITNESSES:
                                   McMoRan Oil & Gas LLC
/s/ Witness
------------                       By: /s/ Glenn A. Kleinert
                                      -----------------------
                                        Glenn A. Kleinert
/s/ Witness                            Senior Vice President
------------

/s/ Witness                        Samedan Oil Corporation
------------
                                   By: /s/ Dan O. Dinges
/s/ Witness                           -----------------------
------------                             Dan O. Dinges
                                        Senior Vice President
                                        Division General Manager

                            EXHIBIT A
          Attached to and made a part of that certain
          Exploration Agreement dated November 14,
          2000, by and between McMoRan Oil & Gas LLC and Samedan Oil Corporation.


                        SUBJECT INTERESTS


1.   Prospects and Leases

     Prospect            Lease No.             Area        Block
     ------------------- ---------------  ------------   --------
     Lombardi            OCS-G 19759         Vermilion      195
                         OCS-G 19760         Vermilion      196
                         OCS-G 19761         Vermilion      207

     Intruder            La. S.L. 16031      West Delta       1
                         La. S.L. 16033      West Delta      12
                         La. S.L. 16032      West Delta      13
     Prowler             La. S.L. 16225      Grand Isle       2
                         La. S.L. 16226      Grand Isle       2

     Snapshot (VR 144/145)   OCS-G 3125      Vermilion      144*
                            OCS-G 17901      Vermilion      145**
                             OCS-G 3128      Vermilion      159***

     Thunderbolt/Hornung    OCS-G 19788   Eugene Island      96
                            OCS-G 17964   Eugene Island      97
                            OCS-G 03811   Eugene Island     108****
                            OCS-G 17967   Eugene Island     109

     Mound Point           La. S.L. 340     (see plat
     attached as                           Exhibit "A-1")


     * Insofar and only insofar as such lease covers the E/2, the E/2 SW/4, the E/2 NW/4, and the NW/4 NW/4 of Vermilion Block 144; and the SW/4 SW/4 and the W/2 SW/4, INSOFAR AND ONLY INSOFAR to the extent the SW/4 SW/4 and the W/2 SW/4 constitutes a part of the Vermilion block 160 Co-development Area pursuant to that certain May 29, 1992 agreement by and between Shell, et al and Freeport-McMoRan, et al.
     ** Insofar and only insofar as such lease covers the SW/4 of Vermilion Block 145.
     ***  Insofar  and only insofar as such lease covers the  N/2
          NE/4 of Block 159.
     **** Less  and  except  the S/2 SE/4.   Subject  to  pending
          acquisition from The Louisiana Land and Exploration Company, Elf Exploration, Inc. and Case-Pomeroy Oil Corporation.

2.   Subject Well Payments

                                                  Subject Well
     Prospect             Subject Well               Payment
     -------------     ----------------          -----------------
     Lombardi            OCS-G 19760 #2           $************

     Intruder *          La SL 16033 #1           $************

     Snapshot            OCS-G 3125 #3            $************

     Thunderbolt         OCS-G 17964 #1           $************

     Hornung             To be determined         $************

     Mound Point         La SL 340 #1             $************

     * Includes Subject Well Payment for the Prowler Well, but is included and paid as part of the Subject Well
          Payment for the Intruder Well, and is to be paid regardless of whether the Prowler Well is drilled.